Performance Returns @ 12/31/97                                      Exhibit 16
                                                                    ----------


T = (P/H) [to the power of (1/N-1)]  Where:    T =      Total Return
                                               P =      Present Value
                                               H =      Historical Value
                                               N =      Number of Days

Select Growth and Income Fund
-----------------------------
1 Year Return   01/01/97 - 12/31/97    (2.150053/1.755023) [to the power of (1/( 365/365)-1) =          22.51%
5 Year Return   01/01/93 - 12/31/97    (2.150053/0.998891) [to the power of (1/(1826/365)-1) =          16.57%
Since Inception  08/24/92 - 12/31/97   (2.150053/1.000000) [to the power of (1/(1955/365)-1) =          15.36%

Select Growth Fund
------------------

1 Year Return   01/01/97 - 12/31/97    (2.252190/1.679942) [to the power of (1/( 365/365)-1) =          34.06%
5 Year Return   01/01/93 - 12/31/97    (2.252190/1.112513) [to the power of (1/(1826/365)-1) =          15.15%
Since Inception  08/24/92 - 12/31/97   (2.252190/1.000000) [to the power of (1/(1955/365)-1) =          16.37%

Select Aggressive Growth Fund
-----------------------------

1 Year Return   01/01/97 - 12/31/97    (2.604948/2.194412) [to the power of (1/( 365/365)-1) =          18.71%
5 Year Return   01/01/93 - 12/31/97    (2.604948/1.150149) [to the power of (1/(1826/365)-1) =          16.80%
Since Inception  08/24/92 - 12/31/97   (2.604948/1.000000) [to the power of (1/(1955/365)-1) =          19.57%

Select International Fund
-------------------------

1 Year Return   01/01/97 - 12/31/97    (1.473251/1.407837) [to the power of (1/( 365/365)-1) =           4.65%
Since Inception  05/02/94 - 12/31/97   (1.473251/1.000000) [to the power of (1/(1339/365)-1) =          11.14%

Performance Returns @ 12/31/97

T = (P/H) [to the power of (1/N-1)]  Where:    T =      Total Return
                                               P =      Present Value
                                               H =      Historical Value
                                               N =      Number of Days


Select Capital Appreciation Fund
--------------------------------
1 Year Return   01/01/97 - 12/31/97    (1.735215/1.518441) [to the power of (1/( 365/365)-1) =          14.28%
Since Inception  04/28/94 - 12/31/97   (1.735215/1.000000) [to the power of (1/( 978/365)-1) =          22.89%

Growth Fund
-----------

1 Year Return   01/01/97 - 12/31/97    (6.887964/5.504274) [to the power of (1/( 365/365)-1) =          25.14%
5 Year Return   01/01/93 - 12/31/97    (6.887964/3.228066) [to the power of (1/(1826/365)-1) =          16.37%
10 Year Return   01/01/88 - 12/31/97   (6.887964/3.228066) [to the power of (1/(3653/365)-1) =          17.12%
Since Inception  04/29/85 - 12/31/97   (6.887964/1.000000) [to the power of (1/(4629/365)-1) =          16.44%

Equity Index Fund
-----------------

1 Year Return   01/01/97 - 12/31/97    (3.682251/2.780878) [to the power of (1/( 365/365)-1) =          32.41%
5 Year Return   01/01/93 - 12/31/97    (3.682251/1.508454) [to the power of (1/(1826/365)-1) =          19.54%
Since Inception  09/30/90 - 12/31/97   (3.682251/1.000000) [to the power of (1/(2649/365)-1) =          19.68%

Performance Returns @ 12/31/97

T = (P/H) [to the power of (1/N-1)]  Where:    T =      Total Return
                                               P =      Present Value
                                               H =      Historical Value
                                               N =      Number of Days

Select Value Opportunity Fund
-----------------------------
1 Year Return   01/01/97 - 12/31/97    (1.473251/1.663738) [to the power of (1/( 365/365)-1) =          24.85%
Since Inception  04/30/93 - 12/31/97   (1.473251/1.000000) [to the power of (1/(1706/365)-1) =          16.93%

Select Income Fund
------------------

1 Year Return   01/01/97 - 12/31/97    (1.401772/1.284023) [to the power of (1/( 365/365)-1) =           9.17%
5 Year Return   01/01/93 - 12/31/97    (1.401772/1.006181) [to the power of (1/(1826/365)-1) =           6.86%
Since Inception  08/24/92 - 12/31/97   (1.401772/1.000000) [to the power of (1/(1955/365)-1) =           6.51%

Investment Grade Income Fund
----------------------------

1 Year Return   01/01/97 - 12/31/97    (2.998944/2.740012) [to the power of (1/( 365/365)-1) =           9.45%
5 Year Return   01/01/93 - 12/31/97    (2.998944/2.088176) [to the power of (1/(1826/365)-1) =           7.51%
10 Year Return   01/01/88 - 12/31/97   (2.998944/3.228066) [to the power of (1/(3653/365)-1) =           9.19%
Since Inception  04/29/85 - 12/31/97   (2.998944/1.000000) [to the power of (1/(4629/365)-1) =           9.05%

Government Bond Fund
--------------------

1 Year Return   01/01/97 - 12/31/97    (1.526930/1.425921) [to the power of (1/( 365/365)-1) =           7.08%
5 Year Return   01/01/93 - 12/31/97    (1.526930/1.143352) [to the power of (1/(1826/365)-1) =           5.96%
Since Inception  08/26/91 - 12/31/97   (1.526930/1.000000) [to the power of (1/(2319/365)-1) =           6.89%

Performance Returns @ 12/31/97

T = (P/H) [to the power of (1/N-1)]  Where:    T =      Total Return
                                               P =      Present Value
                                               H =      Historical Value
                                               N =      Number of Days

Money Market Fund
-----------------
1 Year Return   01/01/97 - 12/31/97    (2.06090848/1.95410250) [to the power of (1/( 365/365)-1) =       5.47%
5 Year Return   01/01/93 - 12/31/97    (2.06090848/1.63703956) [to the power of (1/(1826/365)-1) =       4.71%
10 Year Return   01/01/88 - 12/31/97   (2.06090848/3.228066) [to the power of (1/(3653/365)-1) =         5.80%
Since Inception  04/29/85 - 12/31/97   (2.06090848/1.000000) [to the power of (1/(4629/365)-1) =         5.91%


SELECT INCOME FUND - 30 DAY YIELD
---------------------------------
Account                 ooooooooooooooo9                     Class of Shares
Period End Date             12/31/97                         Traded/Setteled Units (T/S)              S
Undeclared Income           $0.00                            Security Income DTL RPT (Y/N)            N
Maximum Yield                                                Income Adjust                            340,012.65

                        FROM DATE USED                    12/1/97
                        TOTAL INCOME                   548,592.38
                        TOTAL EXPENSES                 -58,171.71
                        AVERAGE SHARES              99,439,167.40
                        MAXIMUM OFFERING PRICE               1.02

                        SEC ADVERTISING YIELD            5.872782

INVESTMENT GRADE INCOME FUND - 30 DAY YIELD
-------------------------------------------

T = (P/H) [to the power of (1/N-1)]  Where:    T =      Total Return
                                               P =      Present Value
                                               H =      Historical Value
                                               N =      Number of Days


Account                     oooooooooooooo15            Class of Shares
Period End Date                 12/31/97                Traded/Setteled Units (T/S)                       S
Undeclared Income                  $0.00                Security Income DTL RPT (Y/N)                     N
Maximum Yield                                           Income Adjust                                     710,622.86

                          FROM DATE USED                      12/1/97
                          TOTAL INCOME                   1,026,106,17
                          TOTAL EXPENSES                   -80,029.77
                          MAXIMUM OFFERING PRICE                 1.11

                          SEC ADVERTISING YIELD              6.214602

Performance Returns @ 12/31/97


GOVERNMENT BOND FUND - 30 DAY YIELD
-----------------------------------
Account                     oooooooooooooo21              Class of Shares
Period End Date                12/31/97                   Traded/Setteled Units (T/S)                       S
Undeclared Income                 $0.00                   Security Income DTL RPT (Y/N)                     N
Maximum Yield                                             Income Adjust                                      78,553.67

                            FROM DATE USED                       12/1/97
                            TOTAL INCOME                      277,623.42
                            TOTAL EXPENSES                    -25,888.70
                            MAXIMUM OFFERING PRICE                  1.05

                            SEC ADVERTISING YIELD               5.694144


T = (P/H) [to the power of (1/N-1)]  Where:    T =      Total Return
                                               P =      Present Value
                                               H =      Historical Value
                                               N =      Number of Days


MONEY MARKET FUND - YIELD AND EFFECTIVE YIELD
---------------------------------------------
Account                     oooooooooooooo16
From 12/24/97               TO 12/31/1997
Yield Option (1,2)                  2

AVG DAILY COST                                           $257,866,659.54
AVG DAILY EARNED INCOME                                       $42,058.37
ANNUAL EARNED INCOME                                      $15,351,305.05

YIELD TODAY                                                       5.6849
7 DAY YIELD                                                       5.5819
PERIOD YIELD                                                      5.5819
GROSS YIELD                                                       5.8985